UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 22, 2014

Cocrystal Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55158	20-5978559
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19805 North Creek Parkway Bothell, WA	98011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 398-7178

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 22, 2014, Dr. Roger Kornberg and Dr. Sam Lee resigned from the Board of Directors of Cocrystal Pharma, Inc., a Delaware corporation (the “Company”) in connection with the Company’s entry into an Agreement and Plan of Merger with RFS Pharma, LLC, a Georgia limited liability company, and the other parties thereto (the “Merger Agreement”) on November 25, 2014. The Merger Agreement was disclosed in the Company’s press release issued November 25, 2014 and will be further detailed in a Current Report on Form 8-K to be filed by the Company with the Securities and Exchange Commission on December 1, 2014.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 28, 2014

Cocrystal Pharma, Inc.

By:  /s/Gary Wilcox

Name:  Gary Wilcox

Title:   Chief Executive Officer